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                                                                    EXHIBIT 23.1






                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (SEC File No. 33-48270 and SEC File No. 33-33190).




                                                        /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
December 10, 1996